Exhibit 99.1

GROUPON ANNOUNCES FOURTH QUARTER AND FISCAL YEAR 2012 RESULTS

•	Fourth quarter consolidated gross billings of $1.52 billion, up 24% year-over-year

•	Fourth quarter consolidated revenue of $638.3 million, up 30% year-over-year

•	Fourth quarter operating loss of $12.9 million, compared with an operating loss of $15.0 million in fourth quarter 2011

•	Fourth quarter GAAP loss per share of $0.12, including $0.07 loss per share from a non-operating item, compared with a loss per share of $0.12 in fourth quarter 2011

•	Full year 2012 gross billings grew 35% to $5.38 billion, revenue increased 45% to $2.33 billion, and operating income of $98.7 million compared to a loss of $233.4 million in 2011

CHICAGO - (BUSINESS WIRE) - February 27, 2013 - Groupon, Inc. (NASDAQ: GRPN) today announced financial results for the quarter and fiscal year ended December 31, 2012.

Gross billings, which reflect the total dollar value of customer purchases of goods and services, excluding any applicable taxes and net of estimated refunds, increased 24% year-over-year to $1.52 billion in the fourth quarter 2012, compared with $1.23 billion in the fourth quarter 2011. Excluding the $21.0 million unfavorable impact from year-over-year changes in foreign exchange rates, gross billings growth was 25% compared with fourth quarter 2011.

Revenue increased 30% year-over-year to $638.3 million in the fourth quarter 2012, compared with $492.2 million in the fourth quarter 2011. Excluding the $7.7 million unfavorable impact from year-over-year changes in foreign exchange rates, revenue growth was 31% compared with fourth quarter 2011. Growth was driven by an increase in direct revenue, which grew 1549% year-over-year to $225.2 million in the fourth quarter 2012, compared with $13.7 million in the fourth quarter 2011.

Operating loss was $12.9 million in the fourth quarter 2012, including stock-based compensation and acquisition-related expenses of $26.6 million, and depreciation and amortization of $16.0 million. This compares with an operating loss of $15.0 million in the fourth quarter 2011, which included stock-based compensation and acquisition-related expenses of $32.9 million, and depreciation and amortization of $9.3 million. Year-over-year changes in foreign exchange rates had a $0.1 million favorable impact on operating results.

"Record billings growth this quarter is a clear signal that customers love Groupons," said Andrew Mason, CEO of Groupon. "We will continue to invest in growth through 2013 as we see new opportunities to give our customers what they want."

Operating cash flow decreased 61% year-over-year to $65.7 million, compared with $169.1 million in the fourth quarter 2011. Free cash flow, a non-GAAP financial measure calculated as operating cash flow less capital expenditures, decreased 83% year-over-year to $25.7 million, compared with $155.1 million in the fourth quarter 2011. At the end of the quarter, Groupon had $1.2 billion in cash and cash equivalents and no long-term borrowings.

Fourth quarter 2012 net loss attributable to common stockholders was $81.1 million, or $0.12 per share, reflecting stock-based compensation and acquisition-related expenses of $26.6 million and share count of 655.7 million. Fourth quarter 2012 results included a pre-tax non-operating loss of $50.6 million ($45.5 million after tax) related to the impairment of a cost method investment in China.

Net loss attributable to common stockholders increased by $15.7 million year-over-year, from a loss of $65.4 million, or $0.12 per share in the fourth quarter 2011, including stock-based compensation and acquisition-related expenses of $32.9 million.

Full Year 2012

Gross billings increased 35% year-over-year to $5.38 billion in 2012, compared with $3.99 billion in 2011. Excluding the $183.5 million unfavorable impact from year-over-year changes in foreign exchange rates, gross billings growth was 40% compared with 2011.

Revenue increased 45% year-over-year to $2.33 billion in 2012, compared with $1.61 billion in 2011. Excluding the $74.1 million unfavorable impact from year-over-year changes in foreign exchange rates, revenue growth was 50% compared with 2011. Growth was driven by an increase in direct revenue, which grew 2083% to $454.7 million in 2012, compared with $20.8 million in 2011.

Operating income was $98.7 million in 2012, including stock-based compensation and acquisition-related expenses of $105.0 million, and depreciation and amortization of $55.8 million. This compares with an operating loss of $233.4 million in 2011, which included stock-based compensation and acquisition-related expenses of $89.1 million, and depreciation and amortization of $32.1 million. Year-over-year changes in foreign exchange rates had a $7.4 million unfavorable impact on operating income.

Operating cash flow decreased 8% year-over-year to $266.8 million, compared with $290.4 million in 2011. Free cash flow decreased 31% year-over-year to $171.0 million, compared with $246.6 million in 2011.

Full year 2012 net loss attributable to common stockholders was $67.4 million, or $0.10 per share, reflecting stock-based compensation and acquisition-related expenses of $105.0 million and share count of 650.2 million.

Net loss attributable to common stockholders improved by $306.1 million year-over-year, from a loss of $373.5 million, or $1.03 per share in 2011, including stock-based compensation and acquisition-related expenses of $89.1 million.

Groupon, Inc.
Summary Consolidated and Segment Results
(dollars in thousands, except share and per share data)
(unaudited)

	Three Months Ended December 31,				Y/Y % Growth	Year Ended December 31,				Y/Y % Growth
	2012	2011	Y/Y % Growth	FX Effect(2)	excluding FX (2)	2012	2011	Y/Y % Growth	FX Effect(2)	excluding FX (2)
Gross Billings (1)
North America	$718,952	$475,807	51.1%	$(2,569)	51.6%	$2,373,153	$1,561,927	51.9%	$(2,780)	52.1%
International	801,500	755,061	6.2%	(18,451)	8.6%	3,007,031	2,423,574	24.1%	(180,739)	31.5%
Consolidated billings	$1,520,452	$1,230,868	23.5%	$(21,020)	25.2%	$5,380,184	$3,985,501	35.0%	$(183,519)	39.6%

Revenue:
North America	$375,351	$179,638	108.9%	$(1,082)	109.6%	$1,165,700	$634,980	83.6%	$(1,156)	83.8%
International	262,951	312,526	(15.9)%	(6,629)	(13.7)%	1,168,772	975,450	19.8%	(72,960)	27.3%
Consolidated revenue	$638,302	$492,164	29.7%	$(7,711)	31.3%	$2,334,472	$1,610,430	45.0%	$(74,116)	49.6%

Operating (loss) income	$(12,861)	$(14,972)	14.1%	$135	13.2%	$98,701	$(233,386)	N/A	$(7,401)	N/A

Net loss attributable to common stockholders	$(81,089)	$(65,379)	(24.0)%	$1,102	(25.7)%	$(67,377)	$(373,494)	82.0%	$(9,283)	84.4%

Net loss per share
Basic	$(0.12)	$(0.12)				$(0.10)	$(1.03)
Diluted	$(0.12)	$(0.12)				$(0.10)	$(1.03)

Weighted average basic shares outstanding	655,678,123	528,421,712				650,214,119	362,261,324
Weighted average diluted shares outstanding	655,678,123	528,421,712				650,214,119	362,261,324

(1)	Represents the total dollar value of customer purchases of goods and services, excluding applicable taxes and net of estimated refunds. Includes direct billings and third party and other billings.

(2)
Represents change in financial measures that would have resulted had average exchange rates in the reporting period been the same as those in effect in the three months and year ended December 31, 2011.

Highlights

•	Largest sequential gross billings increase in Groupon history. All categories contributed to the biggest sequential increase in platform growth on an absolute dollar basis in Groupon's history.

•
Unit milestone. The Company surpassed the 50 million unit mark for the first time in the fourth quarter 2012. Consolidated units, defined as vouchers and products ordered before cancellations and refunds, grew 21% year-over-year.

•	Seasonal strength in Groupon Goods. After a successful holiday season, Goods has now reached an annual run rate of about $2.0 billion in global billings, just five quarters after its launch.

•	Growing merchant selection and quality. As of the end of the fourth quarter, the number of active deals in North America increased almost 300% year-over-year to nearly 37,000.

•
Continued customer acquisition efficiencies. Marketing expense per new customer improved 61% year-over-year in the fourth quarter 2012, enabling the reduction of overall marketing spend by 61% compared with the fourth quarter 2011. As of December 31, 2012, Groupon had 41.0 million active customers, an increase of 22% year-over-year, with gross customer additions partially offset by higher customer inactivations.

•
Substantial growth in mobile transaction activity. In January 2013, nearly 40% of North American transactions were completed on mobile devices, an increase of 44% compared with January 2012. This compares with about one third of transactions completed on mobile devices in October 2012.

•	Launch of merchant services in 2012. Groupon launched a number of services in 2012 to strengthen relationships with local businesses, including Breadcrumb and Payments.

Outlook
Revenue for the first quarter 2013 is expected to be between $560 million and $610 million, an increase of between 0% and 9% compared with first quarter 2012.

Operating (loss) income for the first quarter 2013 is expected to be between $(10) million and $10 million, compared with $39.6 million in the first quarter 2012. This outlook includes $30 million of stock-based compensation, and assumes no acquisitions or investments, or material changes in foreign exchange rates.

For the full year 2013, operating income is expected to increase compared with 2012.

A conference call will be webcast live today at 4:00 p.m. CT / 5:00 p.m. ET, and will be available on Groupon's investor relations website at http://investor.groupon.com. This call will contain forward-looking statements and other material information regarding the Company's financial and operating results.

Non-GAAP Financial Measures
In addition to financial results reported in accordance with generally accepted accounting principles (GAAP), we have provided the following non-GAAP financial measures in this release and the accompanying tables: foreign exchange rate neutral operating results, free cash flow and consolidated operating income (loss) excluding stock-based compensation and acquisition-related expense (benefit), net. These non-GAAP financial measures are presented to aid investors in better understanding Groupon's performance. However, these measures are not intended to be a substitute for those reported in accordance with GAAP. These measures may be different from non-GAAP financial measures used by other companies.

Foreign exchange rate neutral operating results show our current period operating results as if foreign currency exchange rates had remained the same as those in effect in the comparable period. These measures are intended to facilitate comparisons to our historical performance. For a reconciliation of foreign exchange rate neutral operating results to our GAAP operating results, see “Reconciliation of Foreign Exchange Rate Neutral Operating Results to U.S. GAAP Operating Results" and "Supplemental Financial Information and Business Metrics" included in the tables accompanying this release.

Free cash flow is a non-GAAP measure that comprises net cash provided by operating activities less purchases of property and equipment and capitalized software. We use free cash flow, and ratios based on it, to conduct and evaluate our business because, although it is similar to cash flow from operations, we believe that it typically represents a more useful measure of cash flows because purchases of fixed assets, software developed for internal use and website development costs are necessary components of our ongoing operations. Free cash flow is not intended to represent the total increase or decrease in Groupon's cash balance for the applicable period. For a reconciliation of free cash flow to cash flow from operations, see “Reconciliation of Free Cash Flow to Net Cash Provided by Operating Activities” included in the tables accompanying this release.

Consolidated operating income (loss) excluding stock-based compensation and acquisition-related expense (benefit), net is a non-GAAP measure that comprises the consolidated total of the segment operating income (loss) of our two segments, North America and International. Stock‑based compensation expense and acquisition‑related expense (benefit), net are excluded from segment operating income (loss) that we report under GAAP for our segments. Stock-based compensation expense is primarily a non-cash item. Acquisition-related expense (benefit), net represents the change in the fair value of contingent consideration arrangements related to business combinations. We use consolidated operating income (loss) excluding stock-based compensation and acquisition-related expense (benefit), net to allocate resources and evaluate performance internally. For a reconciliation of consolidated operating income (loss) excluding stock-based compensation and acquisition-related expense (benefit), net to consolidated operating income (loss), see "Supplemental Financial Information and Business Metrics" included in the tables accompanying this release.
Note on Forward Looking Statements
The statements contained in this presentation that refer to plans and expectations for the next quarter or the future are forward- looking statements that involve a number of risks and uncertainties, and actual results could differ materially from those discussed. The risks and uncertainties that could cause our results to differ materially from those included in the forward-looking statements include, but are not limited to, volatility in our revenue and operating results; risks related to our business strategy; responding to changes in the market; effectively dealing with challenges arising from our international operations; retaining existing customers and adding new customers; retaining existing merchant partners and adding new merchant partners; incurring expenses as we expand our business; competing against smaller competitors and competitors with more financial resources than us; maintaining favorable terms with our business partners; maintaining a strong brand; managing inventory and order fulfillment; integrating our technology platforms; managing refund risks; retaining our executive team; litigation; regulations, including the CARD Act and regulation of the Internet; tax liabilities; tax legislation; maintaining our information technology infrastructure; security breaches; protecting our intellectual property; handling acquisitions, joint ventures and strategic investments effectively; seasonality; payment-related risks; customer and merchant partner fraud; global economic uncertainty; compliance with rules and regulations associated with being a public company; and our ability to raise capital if necessary. We urge you to refer to the factors included under the headings “Risk Factors” and “Management's Discussion and Analysis of Financial Condition and Results of Operations” in the company's Annual Report on Form 10-K and subsequent Quarterly Reports on Form 10-Q, copies of which may be obtained by visiting the company's Investor Relations web site at http://investor.groupon.com or the SEC's web site at www.sec.gov. Groupon's actual results could differ materially from those predicted or implied and reported results should not be considered an indication of future performance.

You should not rely upon forward-looking statements as predictions of future events. Although Groupon believes that the expectations reflected in the forward-looking statements are reasonable, it cannot guarantee that the future results, levels of activity, performance or events and circumstances reflected in the forward-looking statements will be achieved or occur. Moreover, neither the company nor any other person assumes responsibility for the accuracy and completeness of the forward-looking statements. The forward-looking statements reflect Groupon's expectations as of February 27, 2013. Groupon undertakes no obligation to update publicly any forward-looking statements for any reason after the date of this presentation to conform these statements to actual results or to changes in its expectations.

Groupon encourages investors to use its investor relations website as a way of easily finding information about the company. Groupon promptly makes available on this website, free of charge, the reports that the company files or furnishes with the SEC, corporate governance information (including Groupon's Global Code of Conduct), and select press releases and social media postings.

Contacts:
Groupon Investor Relations           Groupon Public Relations
Genny Konz         Paul Taafe
312-999-3098     312-999-3964
ir@groupon.com

Groupon, Inc.
Condensed Consolidated Statements of Cash Flows
(in thousands)
(unaudited)

	Three Months Ended December 31,		Year Ended December 31,
	2012	2011	2012	2011
Operating activities
Net loss	$(80,047)	$(59,679)	$(51,031)	$(297,762)
Adjustments to reconcile net loss to net cash provided by operating activities:
Depreciation and amortization	15,965	9,301	55,801	32,055
Stock-based compensation	26,411	32,668	104,117	93,590
Deferred income taxes	(17,259)	31,601	(7,651)	32,203
Excess tax benefits on stock-based compensation	(2,403)	1,145	(27,023)	(10,178)
Loss on equity method investees	1,231	6,678	9,925	26,652
Acquisition-related expense (benefit), net	153	256	897	(4,537)
Gain on return of common stock	—	—	—	(4,916)
Gain on E-Commerce transaction	—	—	(56,032)	—
Impairment of cost method investment	50,553	—	50,553	—
Change in assets and liabilities, net of acquisitions:
Restricted cash	(2,517)	(4,378)	(4,372)	(12,519)
Accounts receivable	12,723	(686)	10,534	(70,376)
Prepaid expenses and other current assets	(45,922)	4,731	(70,859)	(36,292)
Accounts payable	5,537	927	18,711	(20,997)
Accrued merchant and supplier payables	96,029	65,236	149,918	380,108
Accrued expenses and other current liabilities	(20,268)	80,164	47,742	189,127
Other, net	25,531	1,113	35,604	(5,711)
Net cash provided by operating activities	65,717	169,077	266,834	290,447

Net cash used in investing activities	(52,753)	(34,907)	(194,979)	(147,433)

Net cash (used in) provided by financing activities	(6,495)	746,913	12,095	867,205

Effect of exchange rate changes on cash and cash equivalents	1,809	(2,083)	2,404	(6,117)
Net increase in cash and cash equivalents	8,278	879,000	86,354	1,004,102
Cash and cash equivalents, beginning of period	1,201,011	243,935	1,122,935	118,833
Cash and cash equivalents, end of the period	$1,209,289	$1,122,935	$1,209,289	$1,122,935

Groupon, Inc.
Consolidated Statements of Operations
(in thousands, except share and per share data)
(unaudited)

	Three Months Ended December 31,		Year Ended December 31,
	2012	2011	2012	2011

Revenue:
Third party and other revenue	$413,127	$478,510	$1,879,729	$1,589,604
Direct revenue	225,175	13,654	454,743	20,826
Total revenue	638,302	492,164	2,334,472	1,610,430
Cost of revenue:
Third party and other revenue	63,905	86,882	297,739	243,789
Direct revenue	218,567	9,383	421,201	15,090
Total cost of revenue	282,472	96,265	718,940	258,879
Gross profit	355,830	395,899	1,615,532	1,351,551
Operating expenses:
Marketing	60,913	155,299	336,854	768,472
Selling, general and administrative	307,625	255,316	1,179,080	821,002
Acquisition-related expense (benefit), net	153	256	897	(4,537)
Total operating expenses	368,691	410,871	1,516,831	1,584,937
(Loss) income from operations	(12,861)	(14,972)	98,701	(233,386)
Interest and other (expense) income, net	(48,279)	(3,835)	6,166	5,973
Loss on equity method investees	(1,231)	(6,678)	(9,925)	(26,652)
(Loss) income before provision for income taxes	(62,371)	(25,485)	94,942	(254,065)
Provision for income taxes	17,676	34,194	145,973	43,697
Net loss	(80,047)	(59,679)	(51,031)	(297,762)
Less: Net (income) loss attributable to noncontrolling interests	(936)	(5,267)	(3,742)	18,335
Net loss attributable to Groupon, Inc.	(80,983)	(64,946)	(54,773)	(279,427)
Redemption of preferred stock in excess of carrying value	—	—	—	(34,327)
Adjustment of redeemable noncontrolling interests to redemption value	(106)	(433)	(12,604)	(59,740)
Net loss attributable to common stockholders	$(81,089)	$(65,379)	$(67,377)	$(373,494)

Net loss per share
Basic	$(0.12)	$(0.12)	$(0.10)	$(1.03)
Diluted	$(0.12)	$(0.12)	$(0.10)	$(1.03)

Weighted average number of shares outstanding
Basic	655,678,123	528,421,712	650,214,119	362,261,324
Diluted	655,678,123	528,421,712	650,214,119	362,261,324

Groupon, Inc.
Consolidated Balance Sheets
(in thousands, except share and per share data)
(unaudited)

	December 31,
	2012	2011
Assets
Current assets:
Cash and cash equivalents	$1,209,289	$1,122,935
Accounts receivable, net	96,713	108,747
Deferred income taxes	31,211	19,243
Prepaid expenses and other current assets	150,573	72,402
Total current assets	1,487,786	1,323,327
Property, equipment and software, net	121,072	51,800
Goodwill	206,684	166,903
Intangible assets, net	42,597	45,667
Investments	84,209	50,604
Deferred income taxes, non-current	29,916	46,104
Other non-current assets	59,210	90,071
Total Assets	$2,031,474	$1,774,476
Liabilities and Stockholders' Equity
Current liabilities:
Accounts payable	$59,865	$40,918
Accrued merchant and supplier payables	671,305	520,723
Accrued expenses	246,924	212,007
Deferred income taxes	53,700	76,841
Other current liabilities	136,647	144,673
Total current liabilities	1,168,441	995,162
Deferred income taxes, non-current	20,860	7,428
Other non-current liabilities	100,072	70,766
Total Liabilities	1,289,373	1,073,356
Commitments and contingencies
Redeemable noncontrolling interests	—	1,653
Stockholders' Equity
Class A common stock, par value $0.0001 per share, 2,000,000,000 shares authorized, 654,523,706 and 641,745,225 shares issued and outstanding at December 31, 2012 and 2011, respectively	65	64
Class B common stock, par value $0.0001 per share, 10,000,000 shares authorized, 2,399,976 shares issued and outstanding at December 31, 2012 and 2011	—	—
Common stock, par value $0.0001 per share, 2,010,000,000 shares authorized, no shares issued and outstanding at December 31, 2012 and 2011	—	—
Additional paid-in capital	1,485,006	1,388,253
Accumulated deficit	(753,477)	(698,704)
Accumulated other comprehensive income	12,446	12,928
Total Groupon, Inc. Stockholders' Equity	744,040	702,541
Noncontrolling interests	(1,939)	(3,074)
Total Equity	742,101	699,467
Total Liabilities and Equity	$2,031,474	$1,774,476

Groupon, Inc.
Segment Information
(in thousands)
(unaudited)

	Three Months Ended December 31,		Year Ended December 31,
	2012	2011	2012	2011
North America
Gross Billings (1)	$718,952	$475,807	$2,373,153	$1,561,927
Revenue	$375,351	$179,638	$1,165,700	$634,980
Segment cost of revenue and operating expenses (2)(3)	358,319	161,399	1,025,974	630,184
Segment operating income (3)	$17,032	$18,239	$139,726	$4,796
Segment income as a percent of segment revenue	4.5%	10.2%	12.0%	0.8%

International
Gross Billings (1)	$801,500	$755,061	$3,007,031	$2,423,574
Revenue	$262,951	$312,526	$1,168,772	$975,450
Segment cost of revenue and operating expenses (2)(3)	266,280	312,813	1,104,783	1,124,579
Segment operating (loss) income (3)	$(3,329)	$(287)	$63,989	$(149,129)
Segment (loss) income as a percent of segment revenue	(1.3)%	(0.1)%	5.5%	(15.3)%

Consolidated
Gross Billings (1)	$1,520,452	$1,230,868	$5,380,184	$3,985,501
Revenue	$638,302	$492,164	$2,334,472	$1,610,430
Segment cost of revenue and operating expenses (2)	624,599	474,212	2,130,757	1,754,763
Segment operating income (loss)	$13,703	$17,952	$203,715	$(144,333)
Segment income (loss) as a percent of segment revenue	2.1%	3.6%	8.7%	(9.0)%

Stock-based compensation	26,411	32,668	104,117	93,590
Acquisition-related expense (benefit), net	153	256	897	(4,537)
Operating (loss) income	(12,861)	(14,972)	98,701	(233,386)

Interest and other expense (income), net	48,279	3,835	(6,166)	(5,973)
Loss on equity method investees	1,231	6,678	9,925	26,652
(Loss) income before provision for income taxes	(62,371)	(25,485)	94,942	(254,065)
Provision for income taxes	17,676	34,194	145,973	43,697
Net loss	$(80,047)	$(59,679)	$(51,031)	$(297,762)

(1)	Represents the total dollar value of customer purchases of goods and services, excluding any applicable taxes and net of estimated refunds. Includes direct billings and third party and other billings.

(2)	Represents cost of revenue and operating expenses, excluding stock-based compensation and acquisition-related expense (benefit), net.

(3)
We record intercompany cross-charges every period for services provided by the United States to our international subsidiaries. We updated our intercompany allocations for those charges during the fourth quarter of 2012, which resulted in a one-time $8.5 million decrease to International Segment operating expenses (reduction to International Segment operating loss) and a corresponding increase to North America Segment operating expenses (reduction to North America Segment operating income).

Reconciliation of Free Cash Flow to Net Cash Provided by Operating Activities
(in thousands)
(unaudited)

The following is a reconciliation of free cash flow to the most comparable U.S. GAAP measure, “Net cash provided by operating activities,” for the three months and years ended December 31, 2012 and 2011, respectively:

	Three Months Ended December 31,		Year Ended December 31,
	2012	2011	2012	2011
Net cash provided by operating activities	$65,717	$169,077	$266,834	$290,447
Purchases of property and equipment and capitalized software	(40,034)	(13,986)	(95,836)	(43,811)
Free cash flow	$25,683	$155,091	$170,998	$246,636

Net cash used in investing activities	$(52,753)	$(34,907)	$(194,979)	$(147,433)
Net cash (used in) provided by financing activities	$(6,495)	$746,913	$12,095	$867,205

Reconciliation of Foreign Exchange Rate Neutral Operating Results to Revenue and (Loss) Income from Operations
(in thousands)
(unaudited)

The following is a reconciliation of foreign exchange rate neutral operating results to the most comparable U.S. GAAP measures, "Revenue" and "(Loss) income from operations," for the three months and year ended December 31, 2012:

The effect on the Company’s consolidated statements of operations from changes in exchange rates versus the U.S. Dollar for the three months ended December 31, 2012 are as follows:

	Three Months Ended December 31, 2012			Three Months Ended December 31, 2012
	At Avg. Q4 2011 Rates(1)	Exchange Rate Effect(2)	As Reported	At Avg. Q3 2012 Rates(3)	Exchange Rate Effect(2)	As Reported
Revenue	$646,013	$(7,711)	$638,302	$634,734	$3,568	$638,302
Loss from operations	$(12,996)	$135	$(12,861)	$(12,075)	$(786)	$(12,861)

The effect on the Company’s consolidated statements of operations from changes in exchange rates versus the U.S. Dollar for the year ended December 31, 2012 are as follows:

	Year Ended December 31, 2012			Year Ended December 31, 2012
	At Avg. 2011 Rates(1)	Exchange Rate Effect(2)	As Reported	At Avg. Q4'11 - Q3'12 Rates(3)	Exchange Rate Effect(2)	As Reported
Revenue	$2,408,588	$(74,116)	$2,334,472	$2,344,952	$(10,480)	$2,334,472
Income from operations	$106,102	$(7,401)	$98,701	$105,467	$(6,766)	$98,701

(1)	Represents the outcome that would have resulted had average exchange rates in the reported period been the same as those in effect during the three months and year ended December 31, 2011.

(2)	Represents the increase or decrease in reported amounts resulting from changes in exchange rates from those in effect in the comparable period.

(3)	Represents the outcome that would have resulted had average exchange rates in the reported period been the same as those in effect during the three and twelve months ended September 30, 2012.

11 of 15

Supplemental Financial Information and Business Metrics (13)
(in thousands, except per share and headcount data and TTM
Gross Billings / Average Active Customer)
(unaudited)

	Q1 2011 (8)	Q2 2011	Q3 2011	Q4 2011	Q1 2012	Q2 2012	Q3 2012	Q4 2012

Segments
North America Segment:
Gross Billings(1)	$315,152	$369,990	$400,978	$475,807	$553,557	$548,275	$552,369	$718,952
Year-over-year growth	610%	359%	204%	118%	76%	48%	38%	51%
% of Consolidated Gross Billings	47%	40%	35%	39%	41%	43%	45%	47%
Gross Billings(1) Trailing Twelve Months (TTM)	$745,772	$1,035,183	$1,304,128	$1,561,927	$1,800,332	$1,978,617	$2,130,008	$2,373,153

Revenue:
Third Party and Other Revenue(2)	$136,612	$157,205	$161,525	$179,638	$230,984	$207,119	$158,545	$165,776
Direct Revenue(2)	—	—	—	—	7,581	53,062	133,058	209,575
Total Revenue	$136,612	$157,205	$161,525	$179,638	$238,565	$260,181	$291,603	$375,351
Year-over-year growth	574%	341%	188%	103%	75%	66%	81%	109%
% of Consolidated Revenue	46%	40%	38%	36%	43%	46%	51%	59%
Revenue TTM	$316,752	$438,305	$543,705	$634,980	$736,933	$839,909	$969,987	$1,165,700

Cost of Revenue:
Third Party and Other Cost of Revenue(3)	$25,050	$32,169	$31,316	$51,419	$62,580	$40,155	$15,475	$27,002
Direct Cost of Revenue(3)	—	—	—	—	6,671	46,159	115,560	196,789
Total Cost of Revenue	$25,050	$32,169	$31,316	$51,419	$69,251	$86,314	$131,035	$223,791
% of North America Total Revenue	18%	20%	19%	29%	29%	33%	45%	60%

Gross Profit:
Third Party and Other	$111,562	$125,036	$130,209	$128,219	$168,404	$166,964	$143,070	$138,774
Direct	—	—	—	—	910	6,903	17,498	12,786
Total	$111,562	$125,036	$130,209	$128,219	$169,314	$173,867	$160,568	$151,560
% of North America Total Revenue	82%	80%	81%	71%	71%	67%	55%	40%

Operating (Loss) Income Excl Stock-Based Compensation (SBC), Acquisition-Related Expenses	$(21,778)	$(10,501)	$18,836	$18,239	$40,172	$43,429	$39,093	$17,032
Year-over-year growth	N/A	(2,678)%	496%	N/A	N/A	N/A	108%	(7)%
% of Consolidated Operating Income (Loss) Excl SBC, Acq-Related	22%	17%	1,113%	102%	59%	60%	77%	124%
Operating Margin Excl SBC, Acq-Related (% of North America Total revenue)	(15.9)%	(6.7)%	11.7%	10.2%	16.8%	16.7%	13.4%	4.5%
Year-over-year growth (bps)	(5,879)	(562)	603	3,494	3,278	2,337	170	(570)
Operating (Loss) Income TTM Excl SBC, Acq-Related	$(40,901)	$(51,024)	$(35,348)	$4,796	$66,746	$120,676	$140,933	$139,726
Operating Margin TTM Excl SBC, Acq-Related (% of North America Total TTM revenue)	(12.9)%	(11.6)%	(6.5)%	0.8%	9.1%	14.4%	14.5%	12.0%
Year-over-year growth (bps)	(3,604)	(2,266)	(1,467)	596	2,197	2,601	2,100	1,120

International Segment:
Gross Billings(1)	$353,022	$559,259	$756,232	$755,061	$801,243	$738,401	$665,887	$801,500
Year-over-year growth	N/A	5,057%	1,115%	283%	127%	32%	(12)%	6%
Year-over-year growth, excluding FX(4)	N/A	4,587%	1,021%	287%	138%	45%	(4)%	9%
% of Consolidated Gross Billings	53%	60%	65%	61%	59%	57%	55%	53%
Gross Billings(1) TTM	$623,367	$1,171,781	$1,865,774	$2,423,574	$2,871,795	$3,050,937	$2,960,592	$3,007,031

Revenue:
Third Party and Other Revenue(2)	$158,911	$235,377	$261,464	$298,872	$309,069	$295,866	$265,019	$247,351
Direct Revenue(2)	—	—	7,172	13,654	11,649	12,288	11,930	15,600
Total Revenue	$158,911	$235,377	$268,636	$312,526	$320,718	$308,154	$276,949	$262,951
Year-over-year growth	N/A	7,709%	947%	273%	102%	31%	3%	(16)%
Year-over-year growth, excluding FX(4)	N/A	7,013%	868%	276%	112%	44%	13%	(14)%
% of Consolidated Revenue	54%	60%	62%	64%	57%	54%	49%	41%
Revenue TTM	$271,440	$503,803	$746,785	$975,450	$1,137,257	$1,210,034	$1,218,347	$1,168,772

Cost of Revenue:
Third Party and Other Cost of Revenue(3)	$14,715	$22,634	$31,023	$35,463	$40,049	$36,877	$38,698	$36,903
Direct Cost of Revenue(3)	—	—	5,707	9,383	10,198	11,993	12,053	21,778
Total Cost of Revenue	$14,715	$22,634	$36,730	$44,846	$50,247	$48,870	$50,751	$58,681
% of International Total Revenue	9%	10%	14%	14%	16%	16%	18%	22%

Gross Profit:
Third Party and Other	$144,196	$212,743	$230,441	$263,409	$269,020	$258,989	$226,321	$210,448
Direct	—	—	1,465	4,271	1,451	295	(123)	(6,178)
Total	$144,196	$212,743	$231,906	$267,680	$270,471	$259,284	$226,198	$204,270
% of International Total Revenue	91%	90%	86%	86%	84%	84%	82%	78%

Operating (Loss) Income Excl SBC, Acq-Related	$(76,506)	$(51,808)	$(20,528)	$(287)	$27,418	$28,505	$11,395	$(3,329)
Year-over-year growth	N/A	(125)%	21%	100%	N/A	155%	N/A	(1,060)%
% of Consolidated Operating (Loss) Income Excl SBC, Acq-Related	78%	83%	(1,213)%	(2)%	41%	40%	23%	(24)%
Operating Margin Excl SBC, Acq-Related (% of International Total revenue)	(48.1)%	(22.0)%	(7.6)%	(0.1)%	8.5%	9.3%	4.1%	(1.3)%
Year-over-year growth (bps)	N/A	74,265	9,392	14,474	5,669	3,126	1,170	(120)
Operating (Loss) Income TTM Excl SBC, Acq-Related	$(247,063)	$(275,824)	$(270,298)	$(149,129)	$(45,205)	$35,108	$67,031	$63,989
Operating Margin TTM Excl SBC, Acq-Related (% of International Total TTM revenue)	(91.0)%	(54.7)%	(36.2)%	(15.3)%	(4.0)%	2.9%	5.5%	5.5%
Year-over-year growth (bps)	N/A	70,992	13,508	13,628	8,704	5,765	4,170	2,080

Consolidated Results of Operations
Gross Billings(1)	$668,174	$929,249	$1,157,210	$1,230,868	$1,354,800	$1,286,676	$1,218,256	$1,520,452
Year-over-year growth	1,405%	916%	496%	196%	103%	38%	5%	24%
Year-over-year growth, excluding FX(4)	1,378%	859%	465%	198%	108%	47%	11%	25%
Gross Billings(1) (TTM)	$1,369,139	$2,206,964	$3,169,902	$3,985,501	$4,672,127	$5,029,554	$5,090,600	$5,380,184
Year-over-year growth	1,651%	1,227%	804%	435%	241%	128%	61%	35%

Revenue:
Third Party and Other Revenue(2)	$295,523	$392,582	$422,989	$478,510	$540,053	$502,985	$423,564	$413,127
Direct Revenue(2)	—	—	7,172	13,654	19,230	65,350	144,988	225,175
Total Consolidated Revenue	$295,523	$392,582	$430,161	$492,164	$559,283	$568,335	$568,552	$638,302
Year-over-year growth	1,358%	915%	426%	186%	89%	45%	32%	30%
Year-over-year growth, excluding FX(4)	1,332%	858%	401%	188%	95%	53%	38%	31%
Total Consolidated Revenue TTM	$588,192	$942,108	$1,290,490	$1,610,430	$1,874,190	$2,049,943	$2,188,334	$2,334,472
Year-over-year growth	1,594%	1,205%	761%	415%	219%	118%	70%	45%

Cost of Revenue:
Third Party and Other Cost of Revenue(3)	$39,765	$54,803	$62,339	$86,882	$102,629	$77,032	$54,173	$63,905
Direct Cost of Revenue(3)	—	—	5,707	9,383	16,869	58,152	127,613	218,567
Total Consolidated Cost of Revenue	$39,765	$54,803	$68,046	$96,265	$119,498	$135,184	$181,786	$282,472
% of Total Consolidated Revenue	13%	14%	16%	20%	21%	24%	32%	44%

Gross Profit:
Third Party and Other	$255,758	$337,779	$360,650	$391,628	$437,424	$425,953	$369,391	$349,222
Direct	—	—	1,465	4,271	2,361	7,198	17,375	6,608
Total	$255,758	$337,779	$362,115	$395,899	$439,785	$433,151	$386,766	$355,830
% of Total Consolidated Revenue	87%	86%	84%	80%	79%	76%	68%	56%

Operating (Loss) Income Excl SBC, Acq-Related	$(98,284)	$(62,309)	$(1,692)	$17,952	$67,590	$71,934	$50,488	$13,703
Year-over-year growth	N/A	(166)%	93%	N/A	N/A	N/A	N/A	(24)%
Operating Margin Excl SBC, Acq-Related (% of Total Consolidated revenue)	(33.3)%	(15.9)%	(0.4)%	3.6%	12.1%	12.7%	8.9%	2.1%
Year-over-year growth (bps)	(7,611)	4,471	2,760	8,689	4,534	2,853	930	(150)
Operating (Loss) Income TTM Excl SBC, Acq-Related	$(287,964)	$(326,848)	$(305,646)	$(144,333)	$21,541	$155,784	$207,964	$203,715
Operating Margin TTM Excl SBC, Acq-Related (% of Total Consolidated TTM revenue)	(49.0)%	(34.7)%	(23.7)%	(9.0)%	1.1%	7.6%	9.5%	8.7%
Year-over-year growth (bps)	(7,208)	(1,333)	245	4,887	5,011	4,229	3,320	1,770

Operating (Loss) Income	$(117,148)	$(101,027)	$(239)	$(14,972)	$39,639	$46,485	$25,438	$(12,861)
Year-over-year growth	N/A	(174)%	100%	96%	N/A	N/A	N/A	14%
Operating Margin (% of Total Consolidated revenue)	(39.6)%	(25.7)%	(0.1)%	(3.0)%	7.1%	8.2%	4.5%	(2.0)%
Year-over-year growth (bps)	(8,192)	6,949	6,838	19,213	4,673	3,391	457	100
Operating (Loss) Income TTM	$(546,064)	$(610,272)	$(554,543)	$(233,386)	$(76,599)	$70,913	$96,590	$98,701
Operating Margin TTM (% of Total Consolidated TTM revenue)	(92.8)%	(64.8)%	(43.0)%	(14.5)%	(4.1)%	3.5%	4.4%	4.2%
Year-over-year growth (bps)	(11,533)	(2,457)	1,427	11,983	8,875	6,824	4,740	1,870

Net (Loss) Income Attributable to Common Stockholders	$(146,480)	$(107,406)	$(54,229)	$(65,379)	$(11,695)	$28,386	$(2,979)	$(81,089)
Weighted Average Basic Shares Outstanding	307,849	303,415	307,605	528,422	644,097	647,150	653,224	655,678
Weighted Average Diluted Shares Outstanding(5)	307,849	303,415	307,605	528,422	644,097	663,123	653,224	655,678
Net (Loss) Earnings per Share
Basic	$(0.48)	$(0.35)	$(0.18)	$(0.12)	$(0.02)	$0.04	$(0.00)	$(0.12)
Diluted	$(0.48)	$(0.35)	$(0.18)	$(0.12)	$(0.02)	$0.04	$(0.00)	$(0.12)

Depreciation and Amortization
North America	$1,273	$1,910	$2,817	$4,515	$5,004	$6,669	$8,153	$10,754
International	6,325	6,188	4,241	4,786	6,712	6,141	7,157	5,211
Consolidated	$7,598	$8,098	$7,058	$9,301	$11,716	$12,810	$15,310	$15,965

Supplemental Financial Information and Business Metrics (13)
(in thousands, except per share and headcount data and TTM
Gross Billings / Average Active Customer)
(unaudited)

The following is a quarterly reconciliation of Operating (Loss) Income, excluding stock-based compensation and acquisition-related expense (benefit), net, to the most comparable U.S. GAAP measure, “Operating (Loss) Income." (6)

	Q1 2011	Q2 2011	Q3 2011	Q4 2011	Q1 2012	Q2 2012	Q3 2012	Q4 2012

Operating (Loss) Income, excluding stock-based compensation and acquisition-related expense	$(98,284)	$(62,309)	$(1,692)	$17,952	$67,590	$71,934	$50,488	$13,703
Stock-based Compensation	(18,864)	(38,718)	(3,340)	(32,668)	(28,003)	(27,084)	(22,619)	(26,411)
Acquisition-related benefit (expense), net	—	—	4,793	(256)	52	1,635	(2,431)	(153)
Operating (Loss) Income	$(117,148)	$(101,027)	$(239)	$(14,972)	$39,639	$46,485	$25,438	$(12,861)

The following is a trailing twelve months reconciliation of Operating (Loss) Income, excluding stock-based compensation and acquisition-related expense (benefit), net to the most comparable U.S. GAAP measure, “Operating (Loss) Income." (6)

	Q1 2011	Q2 2011	Q3 2011	Q4 2011	Q1 2012	Q2 2012	Q3 2012	Q4 2012

Operating (Loss) Income, excluding stock-based compensation and acquisition-related expense	$(287,964)	$(326,848)	$(305,646)	$(144,333)	$21,541	$155,784	$207,964	$203,715
Stock-based Compensation	(54,916)	(89,674)	(88,351)	(93,590)	(102,729)	(91,095)	(110,374)	(104,117)
Acquisition-related (expense) benefit, net	(203,184)	(193,750)	(160,546)	4,537	4,589	6,224	(1,000)	(897)
Operating (Loss) Income TTM	$(546,064)	$(610,272)	$(554,543)	$(233,386)	$(76,599)	$70,913	$96,590	$98,701

The following is a quarterly reconciliation of foreign exchange rate neutral Gross Billings growth from the comparable quarterly periods of the prior year to reported Gross Billings growth from the comparable quarterly periods of the prior year.(7)

	Q1 2011	Q2 2011	Q3 2011	Q4 2011	Q1 2012	Q2 2012	Q3 2012	Q4 2012

International Gross Billings growth, excluding FX	N/A	4,587%	1,021%	287%	138%	45%	(4)%	9%
FX Effect	N/A	470%	94%	(4)%	(11)%	(13)%	(8)%	(3)%
International Gross Billings growth	N/A	5,057%	1,115%	283%	127%	32%	(12)%	6%

Consolidated Gross Billings growth, excluding FX	1,378%	859%	465%	198%	108%	47%	11%	25%
FX Effect	27%	57%	31%	(2)%	(5)%	(9)%	(6)%	(1)%
Consolidated Gross Billings growth	1,405%	916%	496%	196%	103%	38%	5%	24%

The following is a quarterly reconciliation of foreign exchange rate neutral Revenue growth from the comparable quarterly periods of the prior year to reported Revenue growth from the comparable quarterly periods of the prior year. (7)

	Q1 2011	Q2 2011	Q3 2011	Q4 2011	Q1 2012	Q2 2012	Q3 2012	Q4 2012

International Revenue growth, excluding FX	N/A	7,013%	868%	276%	112%	44%	13%	(14)%
FX Effect	N/A	696%	79%	(3)%	(10)%	(13)%	(10)%	(2)%
International Revenue growth	N/A	7,709%	947%	273%	102%	31%	3%	(16)%

Consolidated Revenue growth, excluding FX	1,332%	858%	401%	188%	95%	53%	38%	31%
FX Effect	26%	57%	25%	(2)%	(6)%	(8)%	(6)%	(1)%
Consolidated Revenue growth	1,358%	915%	426%	186%	89%	45%	32%	30%

Supplemental Financial Information and Business Metrics (13)
(in thousands, except per share and headcount data and TTM
Gross Billings / Average Active Customer)
(unaudited)

	Q1 2011	Q2 2011	Q3 2011	Q4 2011	Q1 2012	Q2 2012	Q3 2012	Q4 2012

Cash Flow
Operating cash flow (TTM)	$91,928	$128,316	$173,291	$290,447	$356,221	$392,517	$370,194	$266,834
Purchases of property and equipment and capitalized software (TTM)	(24,780)	(31,949)	(38,414)	(43,811)	(45,932)	(62,401)	(69,788)	(95,836)
Free cash flow (TTM)(9)	$67,148	$96,367	$134,877	$246,636	$310,289	$330,116	$300,406	$170,998

Net cash (used in) provided by investing activities (TTM)	$(55,510)	$(83,226)	$(124,301)	$(147,433)	$(149,583)	$(184,552)	$(177,133)	$(194,979)
Net cash provided by (used in) financing activities (TTM)	$142,549	$125,404	$130,593	$867,205	$746,824	$771,404	$765,503	$12,095

Other Metrics:
Active Customers (10)
North America	8,213	11,039	12,823	14,084	14,876	15,121	15,983	17,215
International	7,163	11,998	16,083	19,658	21,974	22,925	23,542	23,834
Total Active Customers	15,376	23,037	28,906	33,742	36,850	38,046	39,525	41,049

TTM Gross Billings / Average Active Customer(11)	$169	$174	$189	$187	$179	$165	$149	$144

Headcount
Sales(12)	3,556	4,850	4,853	5,196	5,735	5,587	5,087	4,677
% North America	19%	20%	21%	20%	21%	20%	24%	25%
% International	81%	80%	79%	80%	79%	80%	76%	75%
Other	3,551	4,775	5,565	6,275	6,813	7,233	6,779	6,717
Total Headcount	7,107	9,625	10,418	11,471	12,548	12,820	11,866	11,394

(1)	Represents the total dollar value of customer purchases of goods and services, excluding applicable taxes and net of estimated refunds. Includes direct billings and third party and other billings.

(2)
Third party revenue is related to sales for which the company acts as a marketing agent for the merchant. This revenue is recorded on a net basis. Direct revenue is related to the sale of products for which the Company is the merchant of record. These revenues are accounted for on a gross basis, with the cost of inventory included in cost of revenue.

(3)
Cost of revenue is comprised of direct and indirect costs incurred to generate revenue. Direct cost of revenue includes the purchase price of consumer products, warehousing, shipping costs and inventory markdowns. Third party cost of revenue includes estimated refunds for which the merchant's share is not recoverable. Other costs incurred to generate revenue are allocated to cost of third party revenue, direct revenue and other revenue in proportion to relative gross billings during the period.

(4)	Represents change in financial measures that would have resulted had average exchange rates in the reported period been the same as those in effect in the prior year period.

(5)
The weighted-average diluted shares outstanding is calculated using the weighted-average number of common shares and, if dilutive, potential common shares outstanding during the period. Potential common shares consist of the incremental common shares issuable upon the exercise of stock options and vesting of restricted stock units and restricted shares, as calculated using the treasury stock method.

(6)
Operating income excluding stock-based compensation and acquisition-related activities is a non-GAAP financial measure. The Company reconciles this measure to the most comparable U.S. GAAP measure, "Operating Income," for the periods presented.

(7)
Foreign Exchange Rate neutral operating results are non-GAAP financial measures. The Company reconciles these measures to the most comparable U.S. GAAP measures, "Gross Billings" and "Revenue," for the periods presented.

(8)	Year-over-year growth is unavailable for select international growth measures as Groupon did not commence international operations until the second quarter of 2010.

(9)
Free cash flow is a non-GAAP financial measure. The Company reconciles this measure to the most comparable U.S. GAAP measure, ‘‘Net cash provided by operating activities,” for the periods presented. See "Reconciliation of Free Cash Flow to Net Cash Provided by Operating Activities."

(10)	Reflects the total number of unique accounts who have purchased Groupons during the trailing twelve months.

(11)	Reflects the total gross billings generated in the trailing twelve months per average active customer over that period.

(12)	Includes inside and outside merchant sales representatives, as well as sales support.

(13)	The definition, methodology and appropriateness of each of our supplemental metrics is reviewed periodically. As a result, metrics are subject to removal and/or change.